               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) October 17, 2005

                     NAVISTAR FINANCIAL 2003-A OWNER TRUST
             (Exact name of Registrant as specified in its charter)

                                    Delaware
                 (State or other jurisdiction of incorporation)

              333-67112-04                           32-6022141
      (Commission File Number)            (I.R.S. Employer Identification No.)

 425 N. Martingale Road Schaumburg, Illinois              60173
   (Address of principal executive offices)             (Zip Code)

         Registrant's telephone number including area code 630-753-4000

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                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 8.01  Other Events.

           On October 17, 2005, the Registrant  made  available  the
           Monthly Servicer Certificate for the Period of September 2005
           for the NAVISTAR FINANCIAL 2003-A OWNER TRUST, which is
           attached as Exhibit 20 hereto.

Item 9.01  Financial Statements and Exhibits.

         (c)      See attached Exhibit 20.

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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                      NAVISTAR FINANCIAL 2003-A OWNER TRUST
             (Exact name of Registrant as specified in its charter)

Date:  October 27, 2005                   By:/s/ John V. Mulvaney, Sr.
--------------------------                       -------------------------------
                                                 John V. Mulvaney, Sr.
                                                 Vice President & Controller

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                                  EXHIBIT INDEX

Exhibit No.    Description

   20          Navistar Financial 2003-A Owner Trust
               Monthly Servicer Certificate #29, dated October 17, 2005

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                                 EXHIBIT 20

                    Navistar Financial 2003 - A Owner Trust
                         For the Month of September 2005
                    Distribution Date of October 17, 2005
                          Servicer Certificate  #29

Original Pool Amount                                             $326,316,883.05
Subsequent Receivables (transferred 06/05/03)                     $67,372,775.52
Subsequent Receivables (transferred 07/07/03)                    $106,309,639.77
Subsequent Receivables (transferred xx/xx/xx)                              $0.00
Subsequent Receivables (transferred xx/xx/xx)                              $0.00
Beginning Pool Balance                                           $159,114,038.42
Beginning Pool Factor                                                  0.3182285

Principal and Interest Collections:
    Principal Collected (Incl. Servicer Advance Repay)             $6,557,208.70
    Interest Collected                                               $948,631.00
    Mandatory Prepayments                                                  $0.00
Additional Deposits:

    Repurchase Amounts                                                $17,519.20

    Liquidation Proceeds/Recoveries                                   $77,280.45
Total Additional Deposits                                             $94,799.65

Repos/Chargeoffs                                                     $144,940.76
Aggregate Number of Notes Charged Off                                        115

Total Available Funds                                              $7,468,095.14

Ending Pool Balance                                              $152,526,913.97
Ending Pool Factor                                                     0.3050543

Servicing Fee                                                        $132,595.03
    memo: Servicer will allocate $1,500.00 of Servicing Fee
          as Administration Fee
Repayment of Servicer Advances                                       $132,544.21

Reserve Account:

    Beginning Balance  (see Memo Item)                            $10,491,233.23                ====================================
    Target Percentage                                                       5.50%                   Memo Item - Reserve Account
    Target Balance                                                 $8,388,980.27                  Opening balance      $9,999,985.97
    Specified Yield Supplement Amount                                      $0.00                  +  Trans Base                $0.00
    Specified Yield Supplement Amount                                      $0.00                  +  Trans Low/0%              $0.00
    Specified Reserve Account Balance                              $8,388,980.27                  +  Invest. Income       $28,565.82
    Minimum Balance                                                $9,999,985.97                  +  Excess Serv.        $462,681.44
    (Release)/Deposit                                               ($491,247.26)                 +  Transfer (to)
    Ending Balance                                                 $9,999,985.97                     Collections Acct          $0.00
                                                                                                                      --------------
Current Weighted Average APR:                                              6.887%                    Beginning Bal.   $10,491,233.23
Current Weighted Average Remaining Term (months):                          28.73                ====================================

Delinquencies                                             Dollars           Notes
    Installments: 1 - 30 days                            841,039.31          857
                 31 - 60 days                            208,765.66          171
                    60+  days                            117,045.86           44

       Total:                                          1,166,850.83          870
    Balances:       60+  days                            844,148.70           44

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                                                Navistar Financial 2003 - A Owner Trust
                                                    For the Month of September 2005

                                                                                NOTES
                                           TOTAL        CLASS A - 1     CLASS A - 2     CLASS A - 3     CLASS A - 4   CLASS B NOTES
                                       $500,000,000.00$85,000,000.00 $175,000,000.00 $113,000,000.00 $108,250,000.00 $18,750,000.00
Original Pool Amount

Distributions:
   Distribution Percentages  (1)                                0.00%           0.00%          96.25%           0.00%          3.75%

   Coupon                                                     1.2500%         1.3100%         1.7300%         2.2400%        3.0800%

Beginning Pool Balance                 $159,114,038.42
Ending Pool Balance                    $152,526,913.97

Collected Principal                      $6,442,183.69
Collected Interest                         $948,631.00
Charge - Offs                              $144,940.76
Liquidation Proceeds/Recoveries             $77,280.45
Swap Payments to/(from) Trust
Servicing & Administration Fee             $132,595.03
Investment Earnings from Pre-Funding Acct.       $0.00
Cash Transfer from Negative Carry Acct.          $0.00
Cash Transfer from Pre-Funding Acct.             $0.00
Cash Transfer from Reserve Account               $0.00
Total Collections Avail for Debt Service $7,335,500.11

Beginning Balance                      $159,114,038.42         $0.00           $0.00   $41,709,761.97 $108,250,000.00 $9,154,276.45

Interest Due (2)                           $285,694.22         $0.00           $0.00       $60,131.57     $202,066.67    $23,495.98
Interest Paid                              $285,694.22         $0.00           $0.00       $60,131.57     $202,066.67    $23,495.98
Principal Due                            $6,587,124.45         $0.00           $0.00    $6,340,107.28           $0.00   $247,017.17
Mandatory Prepayments Class A-1 only **          $0.00         $0.00
Principal Paid                           $6,587,124.45         $0.00           $0.00    $6,340,107.28           $0.00   $247,017.17

Ending Balance                         $152,526,913.97         $0.00           $0.00   $35,369,654.69 $108,250,000.00 $8,907,259.28
Note/Certificate Pool Factor
     (Ending Balance/Original Pool Amt)                       0.0000          0.0000           0.3130          1.0000        0.4751

Total Distributions                      $6,872,818.67         $0.00           $0.00    $6,400,238.85     $202,066.67   $270,513.15

Interest Shortfall                               $0.00         $0.00           $0.00            $0.00           $0.00         $0.00
Principal Shortfall                              $0.00         $0.00           $0.00            $0.00           $0.00         $0.00
   Total Shortfall                               $0.00         $0.00           $0.00            $0.00           $0.00         $0.00
Excess Servicing
   (see Memo Item - Reserve Account)       $462,681.44

  Beginning Reserve Acct Balance        $10,491,233.23
   (Release)/Draw                         ($491,247.26)
   Ending Reserve Acct Balance            $9,999,985.97

(1)Principal distributions will be paid in the following priority:       (* x represents previously paid interest to other classes.)
First to Class A-1 until paid in full, second 96.25% applied             (* y represents previously paid interest and principal on
sequentially to Class A notes and 3.75% to Class B notes                    other classes.)
until all Class A Notes are repaid in full, then 100% to                 ===========================================================
Class B Notes.                                                           Memo Item - Advances:
(2)Class A-1 Interest based on Actual Number of Days.  Interest            Servicer Advances - Current Reporting Period($132,544.21)
for first settlement based off 11 days, from 06/05/03 to 06/16/03          Total Outstanding Servicer Advances        $1,899,647.77
for Class A-1. Class A-2, A-3, A-4 and Class B Interest calculated       ===========================================================
on 10 days (06/05/03 to 06/15/03).

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                                                Navistar Financial 2003 - A Owner Trust
                                                    For the Month of September 2005

Trigger Events  A)  Loss Trigger
                B)  Delinquency Trigger
                C)  Noteholders Percent Trigger

                                     5                 4                 3              2                 1                 0
                                   Apr-05            May-05            Jun-05         Jul-05           Aug-05            Sep-05

Remaining Gross Balance        $218,161,075.70  $209,749,920.62  $200,749,566.26  $190,975,277.73  $182,344,754.43  $173,036,204.89

A)   Loss Trigger:

Principal of Contracts Charged Off  $18,266.91      $237,264.54       $87,945.55       $91,727.92      $135,206.64      $144,940.76

Recoveries                         $542,689.64      $214,382.78      $271,001.87      $294,579.80       $79,833.63       $77,280.45

Total Charged Off
     (Months 5, 4, 3)              $343,477.00
Total Recoveries
     (Months 3, 2, 1)              $645,415.30
                              ----------------

Net Loss/(Recoveries) for 3 Mos   ($301,938.30)(a)

Total Balance (Months 5, 4, 3) $628,660,562.58 (b)

Loss Ratio Annualized  [(a/b) * (12)]  -0.5763%

Trigger:  Is Ratio > 1.5%                    No
                                                                                       Jul-05            Aug-05            Sep-05
B)   Delinquency Trigger:
     Balance delinquency 60+ days                                                  $1,893,726.46     $1,586,392.72      $844,148.70
     As % of Remaining Gross Balance                                                     0.99161%          0.87000%         0.48785%
     Three Month Average                                                                 0.68577%          0.81976%         0.78315%

Trigger:  Is Average > 2.0%                  No

C)   Noteholders Percent Trigger:        2.0000%
     Ending Reserve Account Balance
     not less than 1% of Initial Aggregate
     Receivables Balance

Trigger:  Is Minimum < 1.0%                  No

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